SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 26, 2012

NANOVIRICIDES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-1379006	76-0674577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 Wood Street, Suite 205 West Haven, Connecticut		06516
(Address of Principal Executive Offices)		(Zip Code)

(203) 937-6137
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 26, 2012, NanoViricides, Inc., a Nevada corporation (the “Company”), entered into a Securities Purchase Agreement (the “Agreement”) with Seaside 88, LP, a Florida limited partnership (“Seaside”), relating to the offering and sale (the “Offering”) of up to 5,000 shares of the Company’s Series C Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”) at the purchase price of $1,000 per share (the “Purchase Price”) for an aggregate Offering of $5,000,000. On June 28, 2012, Seaside purchased an initial 2,500 shares of the Series C Preferred Stock for an aggregate purchase price of $2,500,000 (the “Initial Closing”). Ten business days following the date all the shares of Series C Preferred Stock sold in the Initial Closing have been converted, conditioned upon the Company’s satisfaction of conditions precedent to closing set forth in the Agreement, Seaside will purchase the remaining 2,500 shares of the Series C Preferred Stock for the purchase price of $2,500,000 (the “Subsequent Closing”). At each of the Initial Closing and Subsequent Closing, and every 14th day thereafter, a number of shares of Series C Preferred Stock shall be converted into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). At each conversion, the number of shares of Series C Preferred Stock (calculated to four places to the right of the decimal point) that will convert into Common Stock shall be equal to the product of fifteen percent (15%) of the total number of shares of Common Stock traded during the preceding ten (10) trading days and the applicable conversion price divided by $1,000, subject to the Share Limit (below). At each conversion date, the conversion price for the Common Stock will equal the lower of (i) 85% of the Common Stock’s volume weighted average trading price (the “VWAP”) during the 10-day trading period immediately preceding the conversion date and (ii) 88% of the VWAP of the Common Stock on the trading day immediately prior to the conversion date. The number of shares of Common Stock issued upon such conversion shall then be determined by multiplying the number of shares of Series C Preferred Stock converted by $1,000 and dividing the product thereof by the conversion price for such conversion date, subject to certain limitations.

In the event that the VWAP for the 20 trading day period immediately prior to a conversion does not equal or exceed $0.20 (the “Floor”), as calculated with respect to any subsequent conversion date, then such conversion will not occur and the shares not converted on that date will be added to shares of Series C Preferred Stock to be converted on the following conversion date.

In addition, Seaside has the right to reduce the number of shares of Series C Preferred Stock converted on any conversion date if the number of shares of Common Stock to be received Seaside upon conversion is greater than twice the number of shares of Common Stock received by Seaside in connection with the immediately preceding conversion (the “Share Limit”). In such event, Seaside may reduce the number of shares of Series C Preferred Stock converted on such conversion date such that the number of shares of Common Stock to be received is an amount equal to, as near as possible, the applicable Share Limit.

The Agreement contains representations and warranties and covenants for each party, which must be true and have been performed at each closing. Additionally, the Company has agreed to indemnify and hold harmless Seaside and its related parties against certain liabilities in connection with the issuance and sale of the Series C Preferred Stock under the Agreement.

At the Initial Closing, Seaside converted 146.7916 shares of Series C Preferred Stock into 298,472 shares of Common Stock at the conversion price of $0.49181, and the Company raised gross proceeds of $2,500,000 before estimated Offering expenses of approximately $200,000, which includes placement agent and attorneys’ fees.

The Offering is made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-165221), which was declared effective by the Securities and Exchange Commission on April 29, 2010. The Company, pursuant to Rule 424(b) under the Securities Act of 1933, has filed with the Securities and Exchange Commission a prospectus supplement relating to the Offering.

In connection with the Offering, pursuant to a Placement Agency Agreement dated March 3, 2010 by and between Midtown Partners & Co., LLC (“Midtown”) and the Company, as amended by an Underwriter Agent Agreement Amendment No. 1 dated March 28, 2011 (as amended, the “Placement Agency Agreement”), the Company will pay Midtown a cash fee representing 6% of the gross purchase price paid by Seaside for the Series C Preferred Stock.

The foregoing is only a summary of the material terms of the Agreement and the Placement Agency Agreement. The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing description of the Placement Agency Agreement is qualified in its entirety by reference to the Placement Agency Agreement and the Underwriter Agent Agreement Amendment No. 1, which are incorporated herein by reference.

This Current Report on Form 8-K contains forward-looking statements that involve risk and uncertainties, such as statements related to the anticipated subsequent closings of the Offering. The risks and uncertainties involved include the Company’s ability to satisfy certain conditions to closing on a timely basis or at all, the substantial dilution to current stockholders as a result of the purchase price discount offered to Seaside, and the market overhang of shares available for sale that may develop as a result of the subsequent resale by Seaside of the shares it may acquire under the Agreement, as well as other risks detailed from time to time in the Company’s periodic filings with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description
1.1	Placement Agency Agreement, dated March 3, 2010, by and between NanoViricides, Inc. and Midtown Partners & Co., LLC.(1)

1.2	Underwriter Agent Agreement Amendment No. 1 dated March 28, 2011(2)

4.1	Certificate of Designation of Rights and Preferences of Series C Convertible Preferred Stock

10.1	Securities Purchase Agreement dated June 26, 2012 by and between NanoViricides, Inc. and Seaside 88, LP.

99.1	Press Release dated June 29, 2012

(1) Incorporated by reference from the Company’s Form 8-K filed on May 12, 2010.

(2) Incorporated by reference from the Company’s Form 8-K filed on April 19, 2011.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NANOVIRICIDES, INC.

Date: June 29, 2012	By:	/s/ Anil Diwan
Anil Diwan, President

Exhibit Index

Exhibit Number	Description
1.1	Placement Agency Agreement, dated March 3, 2010, by and between NanoViricides, Inc. and Midtown Partners & Co., LLC.(1)

1.2	Underwriter Agent Agreement Amendment No. 1 dated March 28, 2011(2)

4.1	Certificate of Designation of Rights and Preferences of Series C Convertible Preferred Stock

10.1	Securities Purchase Agreement dated June 26, 2012 by and between NanoViricides, Inc. and Seaside 88, LP.

99.1	Press Release dated June 29, 2012

(1) Incorporated by reference from the Company’s Form 8-K filed on May 12, 2010.

(2) Incorporated by reference from the Company’s Form 8-K filed on April 19, 2011.